                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY
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                            INVESTOR RIGHTS AGREEMENT

                                  By and Among

                                 MezzCo, L.L.C.

                                       and

                             The Mezzanine Investors
                                  named herein

                                       and

                          the other signatories hereto

                           Dated as of August 9, 2004

================================================================================

                                TABLE OF CONTENTS

                                                                                                                PAGE
ARTICLE I - DEFINITIONS........................................................................................   1
         Section 1.1 Construction of Terms.....................................................................   1
         Section 1.2 Number of Interests.......................................................................   2
         Section 1.3 Defined Terms.............................................................................   2

ARTICLE II - REPRESENTATIONS AND WARRANTIES....................................................................   6
         Section 2.1 Representations of the Securityholders, the Individual Investors, BH/RE and OpBiz.........   6
         Section 2.2 Representations of the Company............................................................   7

ARTICLE III - RESTRICTIONS ON TRANSFER; CO-SALE; DRAG ALONG....................................................   7
         Section 3.1 Restrictions on Transfer..................................................................   7
         Section 3.2 Co-Sale Option of Mezzanine Investors.....................................................   8
         Section 3.3 Drag-Along Obligations....................................................................  11
         Section 3.4 Contemporaneous Transfers.................................................................  12
         Section 3.5 Assignment................................................................................  12
         Section 3.6 Gaming Restrictions.......................................................................  12
         Section 3.7 Prohibited Transfers......................................................................  12

ARTICLE IV - RIGHTS TO PURCHASE................................................................................  12
         Section 4.1 Right to Participate in Certain Sales of Additional Securities............................  13
         Section 4.2 Assignment of Rights......................................................................  13

ARTICLE V - REGISTRATION RIGHTS................................................................................  13
         Section 5.1 Piggyback Registration Rights.............................................................  14
         Section 5.2 Parent Registrations......................................................................  14
         Section 5.3 Other Registrations.......................................................................  16
         Section 5.4 Registrable Interests.....................................................................  16
         Section 5.5 Further Obligations of the Company........................................................  16
         Section 5.6 Indemnification; Contribution.............................................................  18
         Section 5.7 Rule 144 Requirements.....................................................................  21
         Section 5.8 Market Stand-Off..........................................................................  21
         Section 5.9 Transfer of Registration Rights...........................................................  22
         Section 5.10 Other Agreements.........................................................................  22

ARTICLE VI - NEGATIVE CONTROL..................................................................................  23
         Section 6.1 Control Conditions........................................................................  23
         Section 6.2 Cooperation...............................................................................  24
         Section 6.3 Drag-Along................................................................................  24
         Section 6.4 Blue-Penciling............................................................................  26

ARTICLE VII - COVENANTS OF THE COMPANY, THE SOLE MEMBER........................................................  26
         Section 7.1 Additional Senior Debt....................................................................  26
         Section 7.2 Restrictions on Equity Interests..........................................................  26
         Section 7.3 Put Right.................................................................................  27

                                     -(i)-

         Section 7.4 Communication with Gaming Authorities.....................................................  27
         Section 7.5 Tax Covenants.............................................................................  27

ARTICLE VIII - MISCELLANEOUS PROVISIONS........................................................................  28
         Section 8.1 Survival of Covenants.....................................................................  28
         Section 8.2 Legends on Securities.....................................................................  28
         Section 8.3 Amendment and Waiver......................................................................  30
         Section 8.4 Notices...................................................................................  30
         Section 8.5 Headings..................................................................................  32
         Section 8.6 Counterparts; Facsimiles..................................................................  32
         Section 8.7 Remedies; Severability....................................................................  32
         Section 8.8 Entire Agreement; No Conflict.............................................................  32
         Section 8.9 Adjustments...............................................................................  32
         Section 8.10 Law Governing............................................................................  32
         Section 8.11 Successors and Assigns...................................................................  33
         Section 8.12 Consent to Jurisdiction; Waiver of Jury Trial............................................  33
         Section 8.13 No Third Party Beneficiaries.............................................................  34
         Section 8.14 Term.....................................................................................  34

EXHIBITS
--------
Exhibit A         Form of Joinder Agreement
Exhibit B         Form of Resignation of Sole Member
Exhibit C         Form of Irrevocable Proxy
Exhibit D         Form of Resignation of Individual Investors
Exhibit E         Operational Items
Exhibit F         Form of Power of Attorney

                                     -(ii)-

                            INVESTOR RIGHTS AGREEMENT

      THIS INVESTOR RIGHTS AGREEMENT is made as of this 9th day of August, 2004 by and among MezzCo, L.L.C., a Nevada limited liability company (the "COMPANY"), EquityCo, L.L.C., a Nevada limited liability company, and sole member of the Company ("SOLE MEMBER"), the persons identified on the signature pages hereto as the Mezzanine Investors (each, a "MEZZANINE INVESTOR" and collectively, the "MEZZANINE INVESTORS") and any other member of the Company or holder of securities convertible into securities of the Company who from time to time becomes party to this Agreement by execution of a Joinder Agreement in substantially the form attached hereto as Exhibit A (together with the Sole Member, the "NON-MEZZ INVESTORS"). The Mezzanine Investors and the Non-Mezz Investors are herein collectively referred to as the "SECURITYHOLDERS" and each a "SECURITYHOLDER."

      WHEREAS, the Mezzanine Investors and the Company are entering into that certain Securities Purchase Agreement of even date herewith (the "SECURITIES PURCHASE AGREEMENT") pursuant to which the Mezzanine Investors are purchasing
(i) an aggregate $87,000,000 in Senior Subordinated Secured Notes (the "NOTES") and (ii) warrants ("WARRANTS") to purchase an aggregate of 17,500 of the Company's units (subject to adjustment and increase as provided in the Warrants) representing membership interests in the Company, consisting of, Class B Units or if the holder so elects, either Class A Units or a combination of Class A Units and Class B Units exercisable at a price per unit of $.01;

      WHEREAS, the Company and the Mezzanine Investors have entered into the Securities Purchase Agreement in order to finance a portion of the purchase and renovation of the property known as the Aladdin Resort and Casino (the "ALADDIN"), which will be purchased by OPBIZ, L.L.C., a Nevada limited liability company and wholly-owned subsidiary of the Company ("OPBIZ") pursuant to that certain Purchase and Sale Agreement, dated as of April 23, 2003 by and between OpBiz and Aladdin Gaming, LLC (the "ACQUISITION AGREEMENT");

      WHEREAS, the execution and delivery of this Agreement is a condition precedent to the transactions contemplated by the Securities Purchase Agreement; and

      WHEREAS, the parties hereto desire to agree upon the terms upon which the outstanding securities of the Company, now or hereafter outstanding and held by them will be held, Transferred and voted.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                            ARTICLE I - DEFINITIONS

      SECTION 1.1 CONSTRUCTION OF TERMS. As used herein, the masculine, feminine or neuter gender, and the singular or plural number, shall be deemed to be or to include the other genders or number, as the case may be, whenever the context so indicates or requires.

      SECTION 1.2 NUMBER OF INTERESTS. Whenever any provision of this Agreement calls for any calculation based on a number of Securities held by a Securityholder, the number of Securities deemed to be owned or held by that Securityholder shall be the total number of Interests then owned or held by the Securityholder, plus the total number of Interests issuable upon the conversion of any convertible securities or the exercise of any vested options, warrants or subscription rights then owned or held by such Securityholder.

      SECTION 1.3 DEFINED TERMS. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below.

      "ACQUISITION" means the acquisition by OpBiz of the Aladdin and related assets on the terms and conditions set forth in the Acquisition Agreement.

      "ACQUISITION AGREEMENT" shall have the meaning in the Recitals hereto.

      "AFFILIATE" of a specified Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with, the specified Person, including, without limitation, any Person: (a) which beneficially owns or holds, directly or indirectly, ten percent (10%) or more of
(i) any class of voting stock of the specified Person, or (ii) the Equity Interests (with voting capacity) of a Person; or (b) who (i) is a director or executive officer (or individual with similar responsibilities) of the specified Person or (ii) if the Person does not have directors or executive officers, has similar responsibilities to a director or executive officer. The term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the specified Person. The term "beneficial ownership" shall have the meaning set forth in Rule 13d-3 promulgated by the Commission under the Exchange Act. For the purpose of this definition, any holder of Notes shall not be deemed to be an Affiliate solely because such holder is the beneficial owner of Notes.

      "ALADDIN" shall have the meaning in the Recitals hereto.

      "APPLICABLE LAW" means any law, statute, order, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority (including the Gaming Authorities), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

      "APPRAISER" means an independent nationally recognized investment bank or other qualified financial institution acceptable to the Company and a Majority Warrant Interest.

      "BH/RE" means BH/RE, L.L.C., a Nevada limited liability company.

      "BUSINESS" means, collectively, (i) the rental of guest, conference or banquet rooms at the Premises; (ii) the operation of the casino at the Premises;
(iii) the operation of restaurant, bar or banquet services at the Premises; (iv) the rental of commercial, entertainment or retail space to tenants at the Premises; and (iv) the operation of the Theater.

      "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which shall be in Nevada, Texas or the City of New York a legal holiday or a day on which banking institutions authorized by law or other governmental action to close.

      "CLOSING" means the closing of the Acquisition and the simultaneous release of the Note Proceeds from the Escrow Account.

      "CLOSING DATE" means the date on which the Closing occurs.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "COLLATERAL AGENT" means Post Advisory Group, L.L.C., as collateral agent under the Security Documents until a successor replaces it in accordance with the provisions of the Securities Purchase Agreement and the Security Documents, and thereafter, means each such successor.

      "COMMISSION" means the Securities and Exchange Commission.

      "COMPANY" shall refer to the Company and any successor or successors thereto.

      "COMPETITOR" means (i) any Person that operates, or owns 50% or more of the Equity Interests in, one or more casinos or casino/hotels, (ii) any Person that engages in the management of one or more casinos or casino/hotels as a material portion of its business, or (iii) any Person that directly or indirectly is in control of, is controlled by or under common control with any of the foregoing.

      "EBITDA" has the meaning assigned to such term in the Securities Purchase Agreement.

      "EQUITY INTERESTS" means (i) with respect to the Company, (A) Interests,
(B) Preferred Interests, and (C) any warrants, options or other rights entitling the holder thereof to purchase or acquire Interests or Preferred Interests, and
(ii) with respect to any other Person, shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interests.

      "ESCROW ACCOUNT" has the meaning specified in the Securities Purchase Agreement.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, including all rules and regulations issued thereunder.

      "Excluded Securities" means (a) Interests or options to purchase Interests issued to employees of the Company and its subsidiaries (other than employees that are affiliated with BH/RE) in an aggregate amount not to exceed 6,000 of the Company's Class B Units (subject to adjustments for splits, dividends, recapitalizations and similar changes affecting the Class B Units) and (b) Interests issued to the Sole Member in accordance with Section 7.1 (Additional Senior Debt) of this Agreement, provided that the number of Warrant Interests to be issued pursuant to the Warrants is adjusted in accordance with Section 2.2(f)(iv) thereof, (c) the options to purchase 3,000 of the Company's Class B Units (subject to adjustments for splits, dividends, recapitalizations and similar changes affecting the Class B Units) granted to Michael V. Mecca, the CEO of OpBiz, (d) any Warrant Interests issued upon exercise of the Warrants, and (e) any Interests, options, warrants or other securities convertible into or exchangeable for Interests that are issued as consideration for an acquisition, or as a replacement of equity incentives existing at the acquired company or as newly granted equity incentive compensation to the employees of the business being acquired.

      "GAMING APPROVALS" means all applicable gaming licenses, registrations, permits or exemptions or findings of suitability or waivers from the licensing requirements or any other approvals or authorizations required by any Gaming Authority.

      "GAMING AUTHORITY" means any of the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Clark County Liquor and Gaming Licensing Board and any other gaming regulatory body or any agency or any successor which has, or may at any time after the Closing Date have, jurisdiction over the gaming activities of OpBiz or its affiliates or those conducted at the Premises or any successor to such authority.

      "GAMING LAWS" means the provisions of the Nevada Gaming Control Act, as amended from time to time, all regulations of the Nevada Gaming Commission promulgated thereunder, as amended from time to time, the provisions of the Clark County Code, as amended from time to time, and all other laws, statutes, rules, rulings, orders, ordinances, regulations and other Legal Requirements of any Gaming Authority.

      "GOVERNMENTAL AUTHORITY" means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental or judicial, authority, body, agency, bureau or entity (including the Gaming Authorities, any zoning authority, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Board of Governors, any central bank or any comparable authority) or any arbitrator with authority to bind the party at law.

      "INDIVIDUAL INVESTOR" means each of Douglas Teitelbaum, Robert Earl and each of their Transferees.

      "INTERCREDITOR AGREEMENT (SENIOR DEBT)" shall have the meaning set forth in the Securities Purchase Agreement.

      "INTERESTS" means the Company's membership interests (whether voting or non-voting) as authorized under the Company's Second Amended and Restated Operating Agreement, dated as of August 9, 2004, together with any interests issued or issuable with respect thereto (whether by way of an interest dividend or stock split or in exchange for or in replacement of such interests or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization).

      "LEGAL REQUIREMENTS" means all laws, ordinances, rules, regulations, codes, statutes, orders, permits, licenses, authorizations, directives and requirements of any Governmental Authority applicable to the Company or any subsidiary, the Mezzanine Investors or the Premises or any portion thereof, including all applicable licenses, building codes, rent stabilization laws, zoning, planning, use and subdivision ordinances, flood disaster, health, safety and environmental laws and regulations, and the Americans with Disabilities Act of 1990, Pub. L. No. 89-670, 104 Stat. 327 (1990), as amended, and all regulations promulgated pursuant thereto.

      "LENDER WARRANTS" means warrants to purchase up to 2.94% of BH/RE's Equity Interest in the Sole Member granted to the lenders under the Senior Credit Agreement.

      "MAJORITY WARRANT INTEREST" means the holder or holders of at least 50% of the Warrant Interests issuable upon the exercise of all outstanding Warrants.

      "MAJORITY NOTEHOLDERS" means the holder or holders of at least 50% in principal amount of all Notes then outstanding.

      "MEZZANINE INVESTOR" shall have the meaning in the recitals hereto.

      "NOTE PROCEEDS" shall have the meaning set forth in the Securities Purchase Agreement.

      "NOTES" shall have the meaning in the recitals hereto.

      "OPBIZ" shall have the meaning in the recitals hereto.

      "PERSON" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, Governmental Authority, or any other entity.

      "PREFERRED INTERESTS" means all Equity Interests (whether voting or non-voting) of any class or classes (however designated) that have a preferential right to share in the Company's dividends or liquidating distributions, together with any interests issued or issuable with respect thereto (whether by way of a interest dividend or interest split or in exchange for or in replacement of such interests or otherwise in connection with a combination of interests, recapitalization, merger, consolidation or other corporate reorganization).

      "PREMISES" shall have the meaning assigned to such term in the Securities Purchase Agreement.

      "QUALIFIED PUBLIC OFFERING" shall mean an underwritten public offering on a firm commitment basis lead managed by a nationally recognized investment banking organization or organizations pursuant to an effective registration statement under the Securities Act, covering the offer and sale of Interests or voting common equity securities of the Company or OpBiz or any successor thereto
(A) with respect to which the issuer of such securities receives aggregate net proceeds attributable to sales for the account of the Company (after deduction of underwriting discounts and commissions) of not less than $25 million, (B) with respect to which the gross equity value of the issuer of such securities, valued at the initial public offering price, is at least $100 million and (C) with respect to which such Interests are listed for trading on the New York Stock Exchange or quoted on the NASDAQ National Market.

      "REQUIRED INVESTORS" shall have the meaning set forth in Section 3.3(e) herein.

      "SECURITIES" means, at any time, (i) Interests, (ii) Preferred Interests,
(iii) the Warrants, and (iv) any other equity securities now or hereafter issued by the Company, together with any options thereon and any other interests issued or issuable with respect thereto (whether by way of a interests dividend, interests split or in exchange for or upon conversion of such interests or otherwise in connection with a combination of interests, recapitalization, merger, consolidation or other corporate reorganization). At all times, the number of Securities deemed issued and outstanding or held or to be voted by any Securityholder shall be calculated in accordance with Section 1.2.

      "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "SECURITIES PURCHASE AGREEMENT" shall have the meaning in the recitals hereto.

      "SECURITIES PURCHASE DOCUMENTS" shall have the meaning assigned to such term in the Securities Purchase Agreement.

      "SECURITY DOCUMENTS" has the meaning assigned to such term in the Securities Purchase Agreement.

      "SECURITYHOLDER" shall have the meaning in the recitals hereto.

      "SENIOR CREDIT AGREEMENT" shall have the meaning assigned to such term in the Securities Purchase Agreement.

      "SENIOR DEBT" has the meaning assigned to such term in the Intercreditor Agreement (Senior Debt).

      "SOLE MEMBER" shall have the meaning in the recitals hereto.

      "TRANSFER" means any direct or indirect transfer, donation, sale, assignment, pledge, hypothecation, grant of a security interest in or other disposal or attempted disposal of all or any portion of a security or of any rights. "Transferred" means the accomplishment of a Transfer, and "Transferee" means the recipient of a Transfer; provided, however that a "Transfer" shall not include any disposal of the Lender Warrants or any the exercise of the Lender Warrants or the subsequent Transfer of any Equity Interests acquired upon the exercise of the Lender Warrants.

      "WARRANTS" shall have the meaning in the recitals hereto.

      "WARRANT INTERESTS" shall have the meaning assigned to such term in the Warrants.

                   ARTICLE II - REPRESENTATIONS AND WARRANTIES

      SECTION 2.1 REPRESENTATIONS OF THE SECURITYHOLDERS, THE INDIVIDUAL INVESTORS, BH/RE AND OPBIZ. Each of the Securityholders and the Individual Investors, BH/RE and OpBiz, individually and not jointly, hereby represents, warrants and covenants to the Company and the other Securityholders as follows: (a) such Person has full company power and authority (in the case of a Person that is a limited liability company, corporation or similar corporate entity), or capacity (in the case of a Person who is an individual) to enter into this Agreement and perform its obligations hereunder; (b) this Agreement constitutes the valid and binding obligation of such Person enforceable against such Person in accordance with its terms; (c) the execution, delivery and performance by such Person of this Agreement: (i) does not and will not violate any laws, rules or regulations of the United States or any state or other jurisdiction applicable to such Person, or require such Person to obtain any approval, consent or waiver of, or to make any filing with, any Person that has not been obtained or made (other than approvals or consents of Gaming Authorities); and (ii) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of any indenture or loan or credit agreement or any other material agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which such Person is a party or by which the property of such Person is bound or affected, or result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or encumbrance on any of the assets or properties of such Person; and (d) each of the Sole Member and BH/RE is a partnership for federal income tax purposes.

      SECTION 2.2 REPRESENTATIONS OF THE COMPANY. The Company hereby represents, warrants and covenants to the Securityholders as follows: (a) it has full limited liability company power and authority to enter into this Agreement and perform its obligations hereunder; (b) this Agreement constitutes the valid and binding obligation of the Company enforceable against it in accordance with its terms; and (c) the execution, delivery and performance by the Company of this
Agreement: (i) does not and will not violate any laws, rules or regulations of the United States or any state or other jurisdiction applicable to the Company, or require the Company to obtain any approval, consent or waiver of, or to make any filing with, any Person that has not been obtained or made (other than approvals or consents of Gaming Authorities); and (ii) does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of any indenture or loan or credit agreement or any other material agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which such Person is a party or by which the property of the Company is bound or affected, or result in the creation or imposition of any mortgage, pledge, lien, security interest or other charge or encumbrance on any of the assets or properties of the Company.

          ARTICLE III - RESTRICTIONS ON TRANSFER; CO-SALE; DRAG ALONG

      Except as otherwise expressly stated herein, the provisions of this
Article III shall terminate immediately upon the closing of a Qualified Public Offering.

      SECTION 3.1 RESTRICTIONS ON TRANSFER. Each Securityholder agrees that it will not Transfer all or any portion of the Securities, except:

            (a) Transfers by any Mezzanine Investor to any Person other than a Competitor made in compliance with the Gaming Laws and any requirements and restrictions imposed by the Gaming Authorities; provided, however, that the Transferee shall have entered into a Joinder Agreement providing that all Securities so Transferred shall continue to be subject to all provisions of this Agreement as if such Securities were held by such Mezzanine Investor and for all purposes hereunder such Transferee shall be a "Mezzanine Investor"; and

            (b) Transfers by any Non-Mezz Investor to any Person other than a Competitor made in compliance with the Gaming Laws and any requirements and restrictions imposed by the Gaming Authorities and Section 3.2 hereof; provided, however, that the Transferee in each case shall have entered into a Joinder Agreement providing that all Securities so Transferred shall continue to be subject to all provisions of this Agreement as if such Securities were held by such Non-Mezz Investor and for all purposes hereunder such Transferee shall be a "Non-Mezz Investor";

            (c) Transfers by a Securityholder pursuant to Section 3.3 hereof made in accordance with the specific procedures set forth therein; and

            (d)   Transfers required by Gaming Authorities.

      SECTION 3.2 CO-SALE OPTION OF MEZZANINE INVESTORS. In the event a Non-Mezz Investor ( a "TRANSFERRING INVESTOR") proposes to Transfer all or any portion of its Securities to any Person (the "OFFEROR") in response to a bona fide offer (a "TRANSACTION OFFER"), such Transferring Investor may do so only pursuant to and in accordance with the following provisions of this Section 3.2 and after receipt of all necessary Gaming Approvals:

            (a) Each Mezzanine Investor (a "CO-SELLING INVESTOR") shall have the right (the "CO-SALE OPTION") to participate in the Transaction Offer with respect to any Securities subject thereto by giving written notice (the "ACCEPTANCE NOTICE") to the Transferring Investor within ten (10) Business Days of receipt of a notice (the "CO-SALE OFFER NOTICE") specifying the terms of the Transaction Offer. Each Acceptance Notice shall indicate the maximum number and type of Securities such Co-Selling Investor wishes to sell including the number and type of Securities it would sell if one or more other Co-Selling Investor do not elect to participate in the sale on the terms and conditions stated in the Co-Sale Offer Notice.

            (b) Each Co-Selling Investor shall have the right to sell a portion of its Securities pursuant to the Transaction Offer which is equal to or less than the product obtained by multiplying the total number of Securities subject to the Transaction Offer and available for sale to the Offeror by a fraction, the numerator of which is the total number of Securities owned by such Co-Selling Investor on the date of the Co-Sale Offer Notice on an as exercised basis and the denominator of which is the total number of Securities then held by all Co-Selling Investors and the Transferring Investor on the date of the Co-Sale Offer Notice (also on an as exercised basis). To the extent one or more Co-Selling Investors elects not to sell, or fails to exercise its rights to sell the full amount of such Securities which they are entitled to sell pursuant to this Section 3.2, the right of the Co-Selling Investors who have elected to sell Securities shall be increased proportionately based on their relative holdings and such other Co-Selling Investors shall have an additional three (3) Business Days from the date upon which they are notified of such election or failure to exercise in which to increase the number of Securities to be sold by them hereunder.

            (c) Within ten (10) calendar days after the date by which the Co-Selling Investors were first required to notify the Transferring Investor of their intent to participate, the Transferring Investor shall notify each participating Co-Selling Investor of the number of Securities held by such Co-Selling Investor that will be included in the sale and the date on which the Transaction Offer will be consummated, which shall be no later than the later of
(i) sixty (60) calendar days after the date by which the Co-Selling Investors were required to notify the Transferring Investor of their intent to participate and (ii) the satisfaction of any approval or filing requirements of any Governmental Authority, if any.

            (d) Each participating Co-Selling Investor may effect its or his participation in any Transaction Offer hereunder by delivery to the Offeror, or to the Transferring Investor for delivery to the Offeror, of one or more instruments or certificates, properly endorsed for Transfer, representing the Securities it elects to sell therein. The Co-Selling Investors shall make customary representations and warranties and provide customary indemnities in connection therewith. The Co-Selling Investors further agree that (i) the liability of any Mezzanine Investor with respect to any representation or warranty made by such Mezzanine Investor in connection with any sale pursuant to this Section 3.2 shall be several and not joint with any other Person, and shall be limited to each such Mezzanine Investor's net proceeds from such sale. Each Co-Selling Investor shall execute and deliver such instruments of conveyance and Transfer and take such other action, and execute any related documents as the Transferring Investor or Offeror may reasonably require in order to carry out the terms and provisions of this Section 3.2. In connection with any Transfer subject to this Section 3.2, (i) each Co-Selling Investor shall be fully responsible for (x) its own legal fees, (y) its pro rata share (calculated in accordance with Section 3.2(b)) of any applicable placement or brokerage fees, if any and (z) its pro rata share (calculated in accordance with Section 3.2(b)) of any expenses incurred by the Transferring Investor for the benefit of all participating Securityholders, and (ii) the Transferring Investor shall bear its own expenses. At the time of consummation of the Transaction Offer, the Offeror shall remit directly to each relevant Co-Selling Investor that portion of the sale proceeds to which the relevant Co-Selling Investor is entitled by reason of its participation therein (less any adjustments due to the conversion of any convertible securities or the exercise of any exercisable securities and any required tax withholding). No Securities may be purchased by the Offeror from the Transferring Investor unless the Offeror simultaneously purchases from the participating Co-Selling Investors all of the Securities that they have elected to sell pursuant to this Section 3.2.

            (e) Any Securities held by a Transferring Investor which are the subject of the Transaction Offer that the Transferring Investor desires to sell following compliance with this Section 3.2 may be sold to the Offeror only during the period specified in Section 3.2(c) and only on terms no more favorable to the Transferring Investor than those contained in the Co-Sale Offer Notice. Promptly after such sale, the Transferring Investor shall notify the Co-Selling Investors of the consummation thereof and shall furnish such evidence of the completion and time of completion of such sale and of the terms thereof as may reasonably be requested by the Co-Selling Investors. The Offeror shall take such Securities subject to the provisions of this Article III. In the event that the Transaction Offer is not consummated within the period required by this
Section 3.2 or the Offeror fails timely to remit to each participating Mezzanine Investor its portion of the sale proceeds, the Transaction Offer shall be deemed to lapse, and any Transfers of Securities pursuant to such Transaction Offer shall be deemed to be in violation of the provisions of this Agreement unless the Transferring Investor once again complies with the provisions of this Section 3.2 hereof with respect to such Transaction Offer.

            (f) If (i) any Individual Investor proposes to Transfer all or a portion of its Equity Interests in BH/RE that, when taken together with all previous Transfers of Equity Interests by such Individual Investor (except for any transactions specifically excluded by this second to last sentence of this
Section 3.2(f)) would equal an aggregate amount of Equity Interests equal to or greater than 5% of all such Investor's Equity Interests in BH/RE held as of the date hereof, then the Individual Investor shall (subject to any required consents or approvals of Gaming Authorities) offer to exchange the Securities held by each Mezzanine Investor for Equity Interests in BH/RE of the kind proposed to be Transferred in such sale at their respective fair market values as agreed to by the Individual Investors and a Majority Warrant Interest or (ii) BH/RE proposes to Transfer (the definition of which excludes the grant of the Lender Warrants, the exercise of the Lender Warrants or the subsequent Transfer of any Equity Interests acquired upon exercise of the Lender Warrants) all or a portion of its Equity Interests in the Sole Member (either (i) or (ii) of this Section 3.2(f) a "PARENT SALE"), then BH/RE or the Sole Member, as applicable, shall (subject to any required consents or approvals of Gaming Authorities) offer to exchange the Securities held by each Mezzanine Investor for Equity Interests in BH/RE or the Sole Member, as applicable, of the kind proposed to be Transferred in such Parent Sale at their respective fair market values as agreed to by the Individual Investors and a Majority Warrant Interest. If the Individual Investors and the Majority Warrant Interest are unable to agree either valuation, then the Individual Investors and the Majority Warrant Interest shall select an Appraiser to determine any disputed valuation, the cost of which shall be borne equally by the Majority Warrant Interest and Company. Mezzanine Investors who exchange their Securities for Equity Interests in BH/RE or the Sole Member shall be entitled to participate in such Parent Sale in accordance with the other terms of this Section 3.2 as if such terms were applicable to such Parent Sale, and BH/RE and the Sole Member agree to cooperate with the Mezzanine Investors, in good faith, to achieve this result. The provisions of this Section 3.2(f) shall not apply to Transfers by any Individual Investor (y) to the spouse, children or siblings of such Individual Investor or to a trust or family limited partnership for the benefit of any of them, or (z) upon the death of any Individual Investor to such Individual Investor's heirs, executors or administrators or to a trust under such Individual Investor's will, or Transfers between such Individual Investor and such Individual Investor's guardian or conservator, provided that in each case the Transferee shall have entered into a Joinder Agreement in substantially the form attached hereto as Exhibit A providing that all Securities so Transferred shall continue to be subject to all provisions of this Agreement as if such Securities were still held by such Individual Investor, except that no further Transfer shall thereafter be permitted hereunder except in compliance with this Sections 3.2(f). Notwithstanding anything to the contrary in this Agreement or any failure by a Transferee under this Section 3.2(f) to execute a Joinder Agreement, such Transferee shall take any Securities so Transferred subject to all provisions of this Agreement as if such Securities were still held by the Individual Investor making such Transfer, whether or not they so agree in writing. The parties hereto (including without limitation BH/RE and the Individual Investors) agree that in the event of any exchange of Securities held by a Mezzanine Investor for Equity Interests in the Sole Member of BH/RE pursuant to this Section 3.2(f), all steps will be taken that may be necessary or advisable to ensure that such exchange qualifies under Section 721 of the Code as a tax-free contribution of property to a partnership in exchange for an interest in the partnership. The parties hereto (including, without limitation, BH/RE and the Individual Investors) further agree to treat and report any such exchange for all purposes (including accounting and tax purposes) in conformity with the preceding sentence.

      SECTION 3.3 DRAG-ALONG OBLIGATIONS.

            (a) If the Required Investors (as defined in Section 3.3(e) below) (the "SELLING SECURITYHOLDERS") determine to sell or otherwise dispose of all or substantially all of the assets of the Company or all or substantially all of the Equity Interests of the Company to any Person not Affiliated with either of the Company or any of the Securityholders (the "BUYER"), or to cause the Company to merge with or into or consolidate with any Buyer, in a bona fide arm's length transaction (an "APPROVED SALE"), each Securityholder, subject to the provisions of this Section 3.3, shall be obligated to and shall upon the written request of the Selling Securityholders (and subject to the receipt of all required Gaming
Approvals: (i) sell, Transfer and deliver, or cause to be sold, Transferred and delivered, to the Buyer, his, her or its pro rata portion of Securities on substantially the same terms applicable to the Selling Securityholders (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of exercisable securities); and (ii) execute and deliver such instruments of conveyance and Transfer and take such other action, including exercising any voting rights in favor of any Approved Sale proposed by the Selling Securityholders (including by delivering any irrevocable written proxy authorizing the Selling Securityholders or their authorized representatives to vote in favor or such Approved Sale) and executing any purchase agreements, merger agreements, escrow agreements or related documents, as the Selling Securityholders may reasonably require in order to carry out the terms and provisions of this Section 3.3; provided further that each Mezzanine Investor shall be required to make any representations or warranties and to provide any customary indemnities in connection therewith severally, but not jointly, with the Selling Securityholders. The Selling Securityholders shall pay all reasonable out-of-pocket costs and expenses incurred by the Mezzanine Investors in connection with the provisions of this
Section 3.3 (including the reasonable fees and expenses of one independent counsel for the Mezzanine Investors as a group, selected by the Majority Warrant Interest). The Mezzanine Investors shall bear on their pro rata share (calculated in accordance with Section 3.2(b)) of any expenses incurred by the Selling Securityholders for the benefit of all Selling Securityholders.

            (b) Not less than thirty (30) days prior to the date proposed for the closing of any Approved Sale, the Selling Securityholders shall give written notice to each other Securityholder, setting forth in reasonable detail the name or names of the Buyer, the terms and conditions of the Approved Sale, including the purchase price, and the proposed closing date.

            (c)   The obligations of each Securityholder set forth in this
Section 3.3 are subject to condition that, upon consummation of the Approved Sale, each Securityholder receives the same form and per unit amount of consideration, or if any Securityholder is given an option as to the form and per unit amount of consideration, such option is made available to all Securityholders.

            (d) The Selling Securityholders further agree that (i) the liability of any Mezzanine Investor with respect to any representation or warranty made by such Mezzanine

Investor in connection with any Approved Sale shall be several and not joint with any other Person, and shall be limited to each such Mezzanine Investor's net proceeds from the Approved Sale, (ii) the Mezzanine Investors shall not be required to consummate any Approved Sale unless the Mezzanine Investors are provided with (or entitled to rely on) an opinion of counsel to the effect that the Approved Sale is not in violation of any Applicable Law (including Gaming
Laws), or in the alternative, such Mezzanine Investors shall be indemnified by the Buyer (or the Selling Securityholders) for any violation thereof and (iii) no Mezzanine Investor shall be required to agree to any covenant not to compete or covenant not to solicit customers, employees or suppliers of the Buyer or any Affiliate thereof.

            (e) The "REQUIRED INVESTORS" means any Securityholder (or group of Securityholders) who at the time hold at least 75% of the aggregate Interests of the Company then outstanding (without regard to Section 1.2) (the "THRESHOLD AMOUNT"); provided that to the extent Warrant Interests are issued upon the exercise of Warrants originally issued as an adjustment or increase under
Section 2.2 of the Warrants, the Threshold Amount shall be reduced by a percentage corresponding to the percentage increase of the aggregate holdings of the Securityholders resulting from the issuance of such Warrant Interests.

      SECTION 3.4 CONTEMPORANEOUS TRANSFERS. If two or more Securityholders propose concurrent Transfers which are subject to this Article III, then the relevant provisions of Sections 3.2 and Section 3.3 shall apply to each such proposed Transfer.

      SECTION 3.5 ASSIGNMENT. Each Securityholder shall have the right to assign its rights to any Transferees of its Securities in a Transfer made in compliance with this Article III, and any such Transferee shall be deemed within the definition of a "Mezzanine Investor" or "Non-Mezz Investor", as the case may be, for all purposes of this Article III.

      SECTION 3.6 GAMING RESTRICTIONS. Notwithstanding anything to the contrary in this Article III, no Securityholder shall be permitted to Transfer any Securities, except upon the receipt of all required Gaming Approvals in accordance with all applicable Gaming Laws and any requirements or restrictions imposed by the applicable Gaming Authorities.

      SECTION 3.7 PROHIBITED TRANSFERS. If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be void ab initio; the Company and the other parties hereto shall have, in addition to any other legal or equitable remedies which they may have, the right to enforce the provisions of this Agreement by actions for specific performance (to the extent permitted by law); and the Company shall have the right to refuse to recognize any Transferee as one of its members for any purpose.

                        ARTICLE IV - RIGHTS TO PURCHASE

         Notwithstanding anything herein to the contrary, the following provisions of this Article IV shall terminate immediately prior to the closing of a Qualified Public Offering and shall not apply with respect to any Qualified Public Offering.

      SECTION 4.1 RIGHT TO PARTICIPATE IN CERTAIN SALES OF ADDITIONAL SECURITIES. If at any time the Company intends to issue any (i) Equity Interests, (ii) securities convertible into or exchangeable for Equity Interests, or (iii) options, warrants or rights carrying any rights to purchase Equity Interests, other than Excluded Securities (collectively, the "OFFERED SECURITIES"), it shall submit a written offer to each Mezzanine Investor (collectively, the "OFFEREES"), identifying the terms of the proposed issuance and sale (including price, number or aggregate principal amount of the Offered Securities and all other material terms), to purchase its Pro Rata Allotment (as hereinafter defined) of the Offered Securities (subject to increase for over-subscription if some Offerees do not fully exercise their rights) on terms and conditions, including price, not less favorable to the Offerees than those on which the Company proposes to sell the Offered Securities to a third party or parties; provided, however, that such Offeree agrees to purchase the Offered Securities and any other securities to be purchased in tandem therewith by the prospective purchaser. The Company's obligation to complete any such issuance or sale is subject to the receipt of all necessary Gaming Approvals. Each Offeree's "PRO RATA ALLOTMENT" of the Offered Securities shall be based on the ratio (as determined in accordance with Section 1.2 hereof) which the Offered Securities then owned by it bears to all of the then issued and outstanding Securities as of the date of such written offer. The Company's offer pursuant to this Section
4.1 shall remain open and irrevocable for a period of ten (10) Business Days, and the recipients of such offer shall elect to purchase by giving written notice thereof to the Company within such 10-day period, including therein the maximum number of Offered Securities of the Company which the Offeree would purchase if other Offerees do not elect to purchase, with the rights of electing Offerees to purchase such additional Offered Securities to be based upon the relative holdings of Securities of the electing Offerees in the case of over-subscription. Any Offered Securities which are not purchased pursuant to such offer plus, at the Company's election, an equivalent number of securities so purchased by the Offerees may be sold by the Company, but only on the terms and conditions set forth in the initial offer, at any time within ninety (90) days following the termination of the above-referenced 10-day period or any longer period of time as may be required by any Gaming Authorities but may not be sold to any other Person or on terms and conditions, including price, that are more favorable to the purchaser than those set forth in such offer or after such 90-day period or such longer period as may be required by any Gaming Authorities without renewed compliance with this Section 4.1.

      SECTION 4.2 ASSIGNMENT OF RIGHTS. The rights of each Offeree set forth in this Article IV are transferable to any Transferee of Securities held by any Mezzanine Investor that would also be an eligible Transferee under Section 3.1(a), to any Affiliate of any Mezzanine Investor that would also be an eligible Transferee under Section 3.1(a) and to any other Mezzanine Investor. Upon such Transfer and execution of a Joinder Agreement, such Transferee shall be deemed a "Mezzanine Investor" for all purposes of Sections 4.1 and 4.2.

                        ARTICLE V - REGISTRATION RIGHTS

      Notwithstanding anything herein to the contrary, the following provisions shall continue to be in effect until this Agreement is otherwise terminated.

      SECTION 5.1 PIGGYBACK REGISTRATION RIGHTS. If at any time or times on or after the date that is 180 days following the completion of a Qualified Public Offering, the Company shall determine to register any Equity Interests or securities convertible into or exchangeable or exercisable for Equity Interests under the Securities Act (whether in connection with a public offering of securities by the Company (a "PRIMARY OFFERING"), a public offering of securities by members (a "SECONDARY OFFERING"), or both, but not in connection with a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable), the Company will promptly give written notice thereof to the Mezzanine Investors. In connection with any such registration, if within thirty (30) days after their receipt of such notice (or ten (10) days in the case of a proposed registration on Form S-3) any Mezzanine Investor requests in writing the inclusion in such registration of some or all of the Registrable Interests (as hereinafter defined) owned by such Mezzanine Investor, or into which any units held by such Mezzanine Investor are convertible or exchangeable, the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Interests which such Mezzanine Investor so requests; provided, however, that if at any time after giving written notice of its intention to register any Registrable Interests and prior to the effective date of the registration statement in connection with such registration, the Company shall determine in good faith, for any reason not to register such Registrable Interests, the Company shall give written notice to the Mezzanine Investors and, thereupon, shall be relieved of its obligation to register any such Registrable Interests in connection with such registration; provided, further, that in the case of an underwritten public offering, if the managing or lead underwriter(s) determine that a limitation on the number of units to be underwritten is required, such underwriter(s) may limit the number of Registrable Interests to be included in the registration and underwriting to an amount that, in the judgment of the underwriter, would not materially affect the term of the offering (including, without limitation the price at which such securities can be sold to the public or the market for the Company's securities). The Company shall advise all Mezzanine Investors promptly after such determination by the managing or lead underwriter(s), and the number of Registrable Interests that may be included in the registration and underwriting shall be allocated among all Mezzanine Investors requesting registration in proportion, as nearly as practicable, to their respective holdings of Registrable Interests; provided that all Persons participating in the offering (other than the Company) shall be "cut back" on a pro rata basis. The Company may select the underwriters for any underwritten offering in its sole discretion. All reasonable out-of-pocket expenses incurred by the Mezzanine Investors in connection with the provisions of this Section 5.1 (including the reasonable fees and expenses of one independent counsel for the Mezzanine Investors as a group, selected by the Majority Warrant Interest) shall be borne by the Company, except that the Mezzanine Investors shall bear underwriting and selling commissions and Transfer taxes attributable to the sale of their Registrable Interests.

      SECTION 5.2 PARENT REGISTRATIONS. If (i) BH/RE proposes to register any of its Equity Interests or securities convertible into or exchangeable or exercisable for its Equity Interests, or (ii) the Sole Member proposes to register any of its Equity Interests or securities convertible into or exchangeable or exercisable for its Equity Interests, in each case under the Securities Act (whether in connection with a public offering of securities by BH/RE or the Sole Member, a public offering of securities by members, or both, but not in connection with a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable) (each a "PARENT REGISTRATION"), BH/RE or the Sole Member, as applicable, will promptly give written notice thereof to the Mezzanine Investors and offer to exchange the Securities held by each Mezzanine Investor for Equity Interests in BH/RE or the Sole Member, as applicable, of the kind proposed to be registered at their respective fair market values as agreed to by the Individual Investors and a Majority Warrant Interest. If the Individual Investors and the Majority Warrant Interest are unable to agree on such valuation, then the Individual Investors and the Majority Warrant Interest shall select an Appraiser to make such determination, the cost of which shall be borne by the Company. Mezzanine Investors who exchange their Securities for Equity Interests in BH/RE or the Sole Member, as applicable, shall be entitled to participate in such Parent Registration in accordance with the terms of this Article V as if such terms were applicable to such Parent Registration, and BH/RE and the Sole Member agree to cooperate with the Mezzanine Investors, in good faith, to achieve this result. The parties hereto (including without limitation, BH/RE and the Individual Investors) agree that in the event of any exchange of Securities held by a Mezzanine Investor for Equity Interests in the Sole Member or BH/RE pursuant to this Section 5.2, and in the event that such exchange can reasonably be construed as an exchange qualifying under Section 351 of the Code, all reasonable steps will be taken that may be necessary or advisable to ensure that such exchange so qualifies.

      SECTION 5.3 OTHER REGISTRATIONS. In order to assist the Mezzanine Investors in obtaining any required Gaming Approvals or meeting any other requirements imposed by Gaming Authorities in connection with the exercise of any Warrants, the Company shall, within one month of a written request of a Majority Warrant Interest (i) file with the Commission a registration statement on Form 10 (the "FORM 10") registering the Warrant Interests under the Exchange Act, (ii) file an application with the Nevada Gaming Commission for registration as a publicly traded corporation (the "PTC REGISTRATION", and collectively with the Form 10, the "ADDITIONAL FILINGS") and (iii) use its commercially reasonable best efforts to promptly take or cause to be taken, any other action or to do, or cause to be done, all things reasonably necessary under Applicable Law to facilitate the receipt by Mezzanine Investors of any required Gaming Approvals or in meeting any other requirements imposed by Gaming Authorities. The Additional Filings, as initially filed with the Commission and the Nevada Gaming Commission, and as each may be supplemented, amended and refiled, shall each be in form and substance reasonably satisfactory to the Mezzanine Investors. The Company shall use it commercially reasonable best efforts, in cooperation with the Mezzanine Investors, to respond to any comments of the Commission or the Nevada Gaming Commission, as applicable, on the Additional Filings. The Company shall notify the Mezzanine Investors promptly of the receipt of any comments from the Commission (or its staff) or the Nevada Gaming Commission (or its staff), as applicable, and of any request by either the Commission (or its staff) or the Nevada Gaming Commission (or its staff), or any other governmental officials for amendments or supplements to the Applicable Filings or for additional information, and will supply the Mezzanine Investors with copies of all correspondence with respect to the Additional Filings. The Additional Filings, shall in all respects, comply with as to form all Applicable Laws. Whenever any event occurs which is required to be set forth in any amendment or supplement to an Additional Filing, the Company shall promptly inform the Mezzanine Investors of such occurrence and cooperate in filing with the Commission or its staff, or the Nevada Gaming Commission or its staff, as applicable, such amendment or supplement. The costs of the Additional Filings (including legal fees, audit fees and filing or application fees) shall be borne by the Company. The costs of obtaining Gaming Approvals and meeting any other requirements that the Gaming Authorities may impose in connection with such exercise shall be borne equally by Libra Securities, LLC, on the one hand, and the Majority Warrant Interest, on the other hand.

      SECTION 5.4 REGISTRABLE INTERESTS. For the purposes of this Article V, the term "Registrable Interests" shall mean the Interests held by the Mezzanine Investors or subject to acquisition by the Mezzanine Investors upon exercise of the Warrants, including any Interests issued by way of a dividend or split or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization; provided, however, that Interests sold in a registered sale pursuant to an effective registration statement under the Securities Act or Transferred pursuant to Rule 144 thereunder or transferable pursuant to Rule 144(k) thereunder without restriction as to volume, shall not be deemed Registrable Interests.

      SECTION 5.5 FURTHER OBLIGATIONS OF THE COMPANY. Whenever, under the provisions of Section 5.1 of this Agreement, the Company is required to register any Registrable Interests, it agrees that to the extent not otherwise already set forth in this Article V, it shall do the following:

            (a) Use its reasonable commercial best efforts to diligently prepare and file with the Commission, a registration statement and such amendments, post-effective amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective for such period, not exceeding 180 days, as may be necessary for any Mezzanine Investor participating in a registered offering to dispose of the Registrable Interests registered thereunder in the manner specified and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration statement;

            (b) Furnish to each selling Mezzanine Investor such copies of each preliminary and final prospectus and such other documents as such Mezzanine Investor may reasonably request to facilitate the public offering of its Registrable Interests;

            (c) Use its reasonable commercial best efforts to register or qualify the securities covered by said registration statement under the securities or "blue-sky" laws of such jurisdictions as any selling Mezzanine Investors may reasonably request, provided that the Company shall not be required to register or qualify the securities in any jurisdictions which require it to qualify to do business, subject itself to general taxation in any such jurisdiction, subject itself to general service of process therein or amend any provision of its organizational documents in a manner that would be adverse to the Company or its members;

            (d) Immediately notify each selling Mezzanine Investor at any time when a prospectus relating to its Registrable Interests is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such selling Mezzanine Investor, prepare and file with the Commission a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Interests, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

            (e) Cause all such Registrable Interests to be listed on or included in each securities exchange or quotation system, if any, on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied;

            (f) Otherwise use its reasonable commercial best efforts to comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its members, in each case as soon as practicable, but not later than thirty (30) calendar days after the close of the period covered thereby an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act;

            (g) Cooperate with each Mezzanine Investor and each underwriter participating in the disposition of Registrable Interests and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;

            (h) During the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

            (i) Appoint a transfer agent and registrar for all Registrable Interests covered by a registration statement no later than the effective date of such registration statement;

            (j) In connection with an underwritten offering, to the extent reasonably requested by the managing or lead underwriter(s) for the offering or the Mezzanine Investors, participate in and support customary efforts to sell the securities in the offering, including, without limitation, participating in "road shows";

            (k) Otherwise cooperate with the managing or lead underwriter(s), the Commission and other regulatory agencies (including Gaming Authorities) and take all reasonable actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any Registrable Interests under this Section 5.5; and

            (l) In connection with an underwritten offering, furnish to each selling Mezzanine Investor a signed counterpart, addressed to each Mezzanine Investor, of:

                  (i) an opinion of counsel for the Company customary in form and substance for such a transaction and reasonably satisfactory to the Mezzanine Investor; and

                  (ii) to the extent permitted by applicable professional standards, a "comfort" letter, signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, customary in form and substance for such a transaction and reasonably satisfactory to the Mezzanine Investors;

            (m) Each holder of Registrable Interests agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.5(d), such holder shall forthwith discontinue disposition of Registrable Interests pursuant to the registration statement covering such Registrable Interests until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by
      Section 5.5(d), and, if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Interests current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effected pursuant to Section 5.5(a) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5.5(d) to and including the date when each seller of Registrable Interests covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5.5(d).

      SECTION 5.6 INDEMNIFICATION; CONTRIBUTION

            (a)   Incident to any registration statement referred to in this
Article V, the Company will indemnify and hold harmless each underwriter and each Mezzanine Investor who offers or sells any such Registrable Interests in connection with such registration statement (including their respective partners (including partners of partners and stockholders and members of any such partners), and directors, officers, managers, members, employees and agents of any of them (a "SELLING HOLDER"), and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a "CONTROLLING PERSON"), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, reasonable legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), as the same are incurred to which they, or any of them, may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (ii) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (iii) any violation by the Company of the Securities Act, any state securities or "blue sky" laws or any rule or regulation thereunder in connection with such registration; provided, however, that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by such Selling Holder or Controlling Person expressly for use in such registration statement or is due to the failure of such Selling Holder or Controlling Person to deliver a copy of the prospectus or any supplements thereto a reasonable period of time after the Company has furnished such Selling Holder or Controlling Person with a sufficient number of copies of the same or by the delivery of prospectuses by such Selling Holder or Controlling Person after the Company notified such Selling Holder or Controlling Person in writing to discontinue delivery of prospectuses. With respect (i) to such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by such Selling Holder or Controlling Person expressly for use in such registration statement or (ii) to the failure of any Selling Holder of Controlling Person to refrain from delivering any prospectus or supplements thereto a reasonable period of time following notice from the Company to discontinue delivery such prospectus or supplements, such Selling Holder will indemnify and hold harmless each underwriter, the Company (including its directors, officers, employees, agents and Controlling Persons), and each other Selling Holder (including its partners (including partners of partners and stockholders of such partners) and directors, officers, employees, agents and Controlling Person of any of them), from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise to the same extent provided in the immediately preceding sentence. In no event, however, shall the liability of a Selling Holder or Controlling Person for indemnification under this Section 5.6(a) in its capacity as such exceed the net proceeds (before deducting expenses) received by such Selling Holder from its sale of Registrable Interests under such registration statement.

            (b) If the indemnification provided for in Section 5.6(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnified Party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each Indemnifying Party under this Section 5.6, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the other Selling Holders and the underwriters, if any, from the offering of the Registrable Interests or (ii) if the allocation provided by clause (i) above is not permitted by Applicable Law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the other Selling Holders and the underwriters, if any, in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Holders and the underwriters, if any, shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the Selling Holders and the underwriting discount received by the underwriters, if any, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Interests. The relative fault of the Company, the Selling Holders and the underwriters, if any, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Holders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 5.6(b) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a Selling Holder be required to contribute any amount under this Section 5.6(b) in excess of the net proceeds (before deducting expenses) received by such Selling Holder from its sale of Registrable Interests under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

            (c) As promptly as is reasonably practicable after receipt by a party seeking indemnification pursuant to this Section 5.6 (an "INDEMNIFIED PARTY") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "CLAIM"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this Section 5.6 is being sought (the "INDEMNIFYING PARTY") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability hereunder, except to the extent that the Indemnifying Party is materially prejudiced by reason of such failure. In connection with any Claim, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (y) the Indemnified Party shall reasonably have concluded that representation by the same legal counsel would not be appropriate due to (i) actual or potentially differing interests between such parties in the conduct of the defense of such Claim, or (ii) legal defenses that may be available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party and take action to defend such claim within 30 days after notice of the commencement of such Claim or the Indemnifying Party shall, in the reasonable judgment of the Indemnified Party, have ceased to conduct a diligent defense of such claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). No Indemnifying Party shall, without the prior written consent of the Indemnified Party, settle or compromise any Claim or consent to the entry of any judgment with respect thereto, unless such settlement, compromise or consent (i) includes an unconditional release of each Indemnifying Party from all liabilities with respect to such Claim or judgment and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

            (d)   The indemnification and contribution provided for in this
Section 5.6 will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Parties or any officer, director, employee, agent or Controlling Person of the Indemnified Parties.

      SECTION 5.7 RULE 144 REQUIREMENTS. If the Company becomes subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company will use its reasonable best efforts thereafter to file with the Commission such information as is specified under either of said Sections for so long as any of the Mezzanine Investors (i) holds any Registrable Interests or
(ii) otherwise qualifies to sell Registrable Interests pursuant to Rule 144(k) under the Securities Act (or any successor or similar exemptive rules hereafter in effect); and in such event, the Company shall use its reasonable best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor or similar exemptive rules hereafter in effect). The Company shall furnish to any transfer agent or registrar upon request a written statement as to the steps it has taken to comply with the current public information requirement of Rule 144 or such successor rules.

      SECTION 5.8 MARKET STAND-OFF. Each Securityholder agrees, if requested by the Company and an underwriter of Registrable Interests in connection with any Qualified Public Offering, not to directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise Transfer or dispose of any Securities or any other securities of the issuer of the securities in a Qualified Public Offering during any "blackout period" required by any underwriter in connection with a Qualified Public Offering, which "blackout period" shall in no event exceed the earlier of (i) 180 days from the date securities are first sold in the Qualified Public Offering, and (ii) the date any holder of 1% or more of the voting common equity securities of the Company, which holder was previously restricted by any such "blackout period", is able to Transfer all or any portion of its voting common equity securities free from any such restriction. In order to enforce the foregoing covenant, the issuer in such Qualified Public Offering may impose stop-transfer instructions with respect to the securities of each Securityholder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such "blackout period."

      SECTION 5.9 TRANSFER OF REGISTRATION RIGHTS. The registration rights and related obligations under this Article V of the Mezzanine Investors with respect to their Registrable Interests may be Transferred in connection with any transaction or series of related transactions complying with Article III, or to any other Mezzanine Investor, and upon any such Transfer and execution of the Joinder Agreement such Transferee shall be deemed to be included within the definition of an "Mezzanine Investor" for purposes of this Article V with the rights set forth herein.

      SECTION 5.10 OTHER AGREEMENTS. The Company, BH/RE and the Sole Member each agree that it shall not enter into any agreement or arrangement other than this Agreement pursuant to which it grants or agrees to grant to any other Person registration rights in respect of any capital interests of the Company, BH/RE or the Sole Member, other than registration rights contemplated by Section 9.12 of the Amended and Restated Operating Agreement of the Sole Member as amended by the BH/RE-Starwood Agreement (as defined in the Securities Purchase Agreement), that are in any respect senior or otherwise more favorable when taken as a whole to the rights of the Mezzanine Investors hereunder unless (i) the Company, BH/RE or the Sole Member, as the case may be, receives the prior written consent of a Majority Warrant Interest or (ii) the Mezzanine Investors relinquish their registration rights pursuant to this Article V (other than pursuant to Section
5.2 and Section 5.3) in exchange for the same registration rights being granted to such other Person.

                         ARTICLE VI - NEGATIVE CONTROL

      SECTION 6.1 CONTROL CONDITIONS. If EBITDA is less than Minimum EBITDA shown in the table below for any period, then following payment in full of the Senior Debt (but subject to reinstatement as provided in the Intercreditor Agreement (Senior Debt)) by the Noteholders or their designees (whether through a refinancing or otherwise), (B) the receipt by the Majority Noteholders or other relevant party of all required Gaming Approvals and (C) any other required regulatory approvals or filings (all of the foregoing conditions, the "CONTROL CONDITIONS"), the Majority Noteholders shall have the right to obtain management control of OpBiz in a manner satisfactory to the Majority Noteholders (the "CONTROL RIGHT"); provided that the Control Right shall terminate upon the consummation of a Qualified Public Offering.

         PERIOD                        MINIMUM EBITDA
         ------                        --------------
The consecutive twelve (12)             $67,500,000
month period immediately
following the fourth anniversary
of the Closing Date (the "FIRST
MEASUREMENT PERIOD")

The consecutive twelve (12)             $72,000,000
month period immediately
following the last day of the
First Measurement Period (the
"SECOND MEASUREMENT
PERIOD")

The consecutive twelve (12)             $76,500,000
month period immediately
following the last day of the
Second Measurement Period

      SECTION 6.2 COOPERATION Once the Control Conditions have been satisfied, the Sole Member and the Company agree to cooperate with the Majority Noteholders in obtaining management control of OpBiz in the manner that the Majority Noteholders desire as soon as practicable. It is understood that such cooperation shall include, but not be limited to, the following:

            (a) Representatives of BH/RE, the Sole Member, the Company and OpBiz appearing before the Gaming Authorities;

            (b) The Sole Member tendering its resignation as manager or managing member of the Company, in the form of Exhibit B or in such other form requested by the Majority Noteholders;

            (c) The Sole Member irrevocably appointing one or more designees of the Majority Noteholders as the manager or managing member of the Company;

            (d) The Sole Member delivering an irrevocable proxy to the Majority Noteholders, in the form of Exhibit C or in such other form requested by the Majority Noteholders (the "Irrevocable Proxy"), to vote its Equity Interests in the Company on all matters (including a sale of OpBiz) in any way that the Majority Noteholders desire;

            (e) Each Individual Investor tendering his resignation for all positions held at the Company and OpBiz, in the form of Exhibit D or in such other form requested by the Majority Noteholders;

            (f) Representatives of BH/RE, the Sole Member, the Company and OpBiz delivering (or making available) all tangible or electronic items in their possession or control that are necessary or useful to operate the Business, including all items listed on Exhibit E;

            (g) Representatives of BH/RE, the Sole Member, the Company and OpBiz providing assistance in the preparation of an information memorandum (including historical and pro forma financial statements) and the verification of the completeness and accuracy of the information contained therein; and

            (h) Representatives BH/RE, of the Sole Member, the Company and OpBiz participating in meetings and conference calls with potential acquirors, lenders or investors at such places and time as the Majority Noteholders may reasonably request.

      SECTION 6.3 DRAG-ALONG. Once the Control Conditions have been satisfied, the Sole Member shall, on the request of the Majority Noteholders and subject to any required approvals of the Gaming Authorities, (i) sell, Transfer and deliver, or cause to be sold, Transferred and delivered, to any Person in connection with a Sale Event (the "BUYER") all of its Equity Interests in the Company; and (ii) execute and deliver such instruments of conveyance and Transfer and take such other action, including voting such Equity Interests in favor of any Sale Event (as defined below) proposed by the Majority Noteholders and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents, as such Majority Noteholders or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 6.3 (the "DRAG-ALONG RIGHT"); provided, however that the Noteholders, on the one hand, and the Sole Member, on the other, shall bear responsibility for any indemnity given to the Buyer in connection with such Sale Event in proportion to the net proceeds received by each in the Sale Event. The Sole Member shall be entitled to receive all of the proceeds of any Sale Event that are not used to repay the Noteholder Obligations; provided that the holders of Warrants shall be entitled to receive the portion of such proceeds to which they are entitled under the terms and conditions of the Warrants (except that any Warrant Interests granted under Sections 2.2(f) of the Warrants after the fulfillment of the Control Conditions shall be disregarded).

            (a) For purposes of this Section 6.3, a "SALE EVENT" shall mean a bona fide, arms-length negotiated transaction in which the Majority Noteholders have determined (i) to sell or otherwise dispose of all or substantially all of the assets of the Company and its subsidiaries (on a consolidated basis), or
(ii) to sell sufficient capital stock of the Company or any of its subsidiaries to constitute a change in control of the Company or such subsidiary or (iii) to cause the Company or any of its subsidiaries to merge with or into or consolidate with any non-Affiliate(s) of the Company.

            (b) In furtherance of the provisions of this Section 6.3, the Sole Member has executed the power of attorney (the "POWER OF ATTORNEY") and irrevocable proxy, in the forms attached as Exhibit F and Exhibit C hereto and, solely for the purposes set forth in this Article VI and subject to the satisfaction of the Control Conditions, hereby (i) irrevocably appoints the Collateral Agent, as its agent and attorney-in-fact (the "ATTORNEY-IN-FACT") (with full power of substitution) to execute all agreements, instruments and certificates and take all actions necessary or desirable to effectuate any sale hereunder; and (ii) grants to the Attorney-in-Fact a proxy to vote the Equity Interests held by such holder in favor of any Sale Event hereunder.

      SECTION 6.4 BLUE-PENCILING. The Sole Member and the Company acknowledge that the provisions of this Agreement shall be enforced to the fullest extent permissible under Applicable Law. If any portion or provision of this Agreement is to any extent declared illegal or unenforceable by the Gaming Authorities or a court of competent jurisdiction, then the remainder of this Article VI or application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, will not be affected thereby, and each portion and provision of this Article VI shall be valid and enforceable to the fullest extent permitted by Applicable Law. In the event that any provision of this Article VI is determined by the Gaming Authorities or any court of competent jurisdiction to be unenforceable, such provision shall be replaced by an enforceable provision as nearly similar in scope and effect to such unenforceable provision as permitted under Applicable Law by such Gaming Authority or appropriate judicial body.

      SECTION 6.5 NO CHALLENGE. BH/RE, the Sole Member, the Company, OpBiz and each Individual Investor acknowledge and agree that the Irrevocable Proxy and the Power of Attorney delivered to the Collateral Agent hereunder are enforceable, and are intended, upon satisfaction of the Control Conditions, to authorize the Collateral Agent subject to the terms and conditions of the Irrevocable Proxy and the Power of Attorney, respectively to take any and all lawful actions that can be taken by the Sole Member in its capacity as a member of the Company, in the place and stead of the Sole Member. In furtherance thereof, and as a material inducement to the Mezzanine Investors to purchase the Securities as contemplated by the Securities Purchase Agreement, BH/RE, the Sole Member, the Company, OpBiz and each Individual Investor agree that it or they will not participate in any lawsuit, arbitration, action, charge or claim that attempts to challenge, limit or set aside any of the rights, remedies, powers, provisions or other benefits set forth in the Irrevocable Proxy and the Power of Attorney.

            ARTICLE VII - COVENANTS OF THE COMPANY, THE SOLE MEMBER

      The Company and the Sole Member covenant and agree as follows:

      SECTION 7.1 ADDITIONAL SENIOR DEBT. In the event the Senior Debt exceeds $530 million (as such amount may be reduced by payment of principal thereon, other than with respect to payments as a result of permitted refinancings) (the "SENIOR DEBT THRESHOLD"), the Company shall, within five (5) Business Days, provide written notice thereof to the Sole Member and each Mezzanine Investor (the "SENIOR DEBT NOTICE"), which notice shall specify the amount of Senior Debt outstanding at the time, as well as the amount by which such Senior Debt exceeds the Senior Debt Threshold (the "ADDITIONAL SENIOR DEBT"). The Sole Member shall cause a total capital contribution to be made to OpBiz in an amount equal to 20% of the Additional Senior Debt (the "ADDITIONAL CAPITAL AMOUNT") as promptly as possible, but in no event more than thirty (30) days after the date of the Senior Debt Notice. Any equity interests owned by OpBiz or the Company in connection with such capital contribution shall be membership interests of the type outstanding on the Closing Date.

      SECTION 7.2 RESTRICTIONS ON EQUITY INTERESTS. Notwithstanding any other provision of this Agreement, the Company and the Sole Member acknowledge and agree as follows:

            (a) The Company shall not issue any additional securities without the prior approval of the Nevada Gaming Commission.

            (b) The Company shall furnish to the Nevada State Gaming Control Board, within 10 calendar days after the end of each fiscal quarter of the Company, a complete list of all Securityholders, with respect to all the Company's Equity Interests.

            (c) The Company shall not admit any additional members, without the approval of the Nevada Gaming Commission.

            (d) The Sole Member shall not declare any dividends or distributions with respect to any of the Company's securities without the prior approval of the Nevada Gaming Commission, including without limitation, any Interests held by the Mezzanine Investors.

      SECTION 7.3 PUT RIGHT. The Company acknowledges that the Mezzanine Investors have the right to put their Warrants and Warrant Interests to the Company in accordance with the terms of the Warrants. The Company further acknowledges that the Put Right (as defined in the Warrants) shall continue to apply to any Warrant Interests held by a Mezzanine Investor, notwithstanding a full exercise or exchange of the Warrants held by such Mezzanine Investor.

      SECTION 7.4 COMMUNICATION WITH GAMING AUTHORITIES. If and to the extent that the Company is required or requested to communicate or meet with any Gaming Authority or otherwise intends to communicate or meet with any Gaming Authority regarding any matter that adversely affects the rights and remedies of the Mezzanine Investors under the Securities Purchase Documents, the Company will
(i) provide any affected Securityholder with prior notification of any such meeting or communication to the extent practicable under the circumstances and to the extent permitted by applicable law and (ii) either (A) request that any such Securityholder be allowed to attend such meting or participate in such communication (it being understood that the Company will have no obligation to ensure that such attendance or participation is available to the Securityholder, such decision ultimately resting with the applicable Gaming Authority) or (B) if such Securityholder is not entitled to attend or participate, inform such Securityholder of the substance of the discussions at such meeting or of such communication to the extent permitted by the Gaming Authorities or applicable law, provided that the Company shall not be required to disclose privileged information or any information that it is prohibited from disclosing by the Gaming Laws or by such Gaming Authority. Notwithstanding the foregoing, the Company shall not be required to take any action under this Section 7.4 if, in its sole discretion, such action could reasonably be expected to materially prejudice the granting, continuation or renewal of any Gaming License of the Company, OpBiz, EquityCo, BH/RE or any of their Affiliates or any other permit or license material to the Company's or OpBiz's business.

      SECTION 7.5 TAX COVENANTS. Each of the Sole Member and BH/RE shall maintain its status as a partnership for federal income tax purposes at all times prior to any Parent Registration (as defined in Section 5.2). The Sole Member shall convert to a C corporation for federal income tax purposes in connection with any registration of its Equity Interests (or securities convertible into or exchangeable or exercisable for its Equity Interests) under Section 5.2. BH/RE shall convert to a C corporation for federal income tax purposes in connection with any registration of its Equity Interests (or securities convertible into or exchangeable or exercisable for its Equity Interests) under Section 5.2. Prior to any such Parent Registration, neither the Sole Member nor BH/RE will have income which is either (i) "effectively connected with the conduct of a trade or business within the United States" under Code Sections 871(b) or 882, or (ii) "unrelated business taxable income" under Code Sections 512 or 514.

                    ARTICLE VIII - MISCELLANEOUS PROVISIONS

      SECTION 8.1 SURVIVAL OF COVENANTS. Each of the parties hereto agrees that each covenant and agreement made by it in this Agreement or in any certificate, instrument or other document delivered pursuant to this Agreement is material, shall be deemed to have been relied upon by the other parties and shall remain operative and in full force and effect after the date hereof regardless of any investigation. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties hereto and their respective successors and permitted assigns to the extent contemplated herein.

      SECTION 8.2 LEGENDS ON SECURITIES.The Company and the Securityholders acknowledge and agree that the following legends shall be typed on each certificate evidencing any of the securities subject hereto held at any time by any of the Securityholder:

      THE SECURITIES REPRESENTED HEREBY AND THE UNDERLYING SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES, (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS AND (3) IN ACCORDANCE WITH APPLICABLE STATE GAMING LAWS AND REQUIREMENTS AND RESTRICTIONS IMPOSED BY THE NEVADA GAMING COMMISSION.

      THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT, DATED AS OF AUGUST 9, 2004, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS

      AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

      WHEN THE LIMITED LIABILITY COMPANY ISSUING THE OWNERSHIP INTEREST REPRESENTED BY THIS CERTIFICATE HAS BEEN LICENSED BY OR REGISTERED WITH THE NEVADA GAMING COMMISSION, THE PURPORTED SALE, ASSIGNMENT, TRANSFER, PLEDGE, GRANTING OF ANY OPTION TO PURCHASE OR OTHER DISPOSITION OF SUCH INTEREST SHALL BE INEFFECTIVE UNLESS APPROVED IN ADVANCE BY THE NEVADA GAMING COMMISSION. IF AT ANY TIME THE NEVADA GAMING COMMISSION FINDS THAT A MEMBER IS UNSUITABLE TO HOLD SUCH INTEREST, THE COMPANY SHALL REDEEM THE MEMBER'S INTEREST ON THE TERMS PROVIDED IN [THE AGREEMENT PURSUANT TO WHICH THIS INSTRUMENT WAS ORIGINALLY ISSUED] OR [THE COMPANY'S OPERATING AGREEMENT]. BEGINNING ON THE DATE WHEN THE NEVADA GAMING COMMISSION SERVES NOTICE OR A DETERMINATION OF UNSUITABILITY PURSUANT TO APPLICABLE LAW UPON THE COMPANY, IT SHALL BE UNLAWFUL FOR THE UNSUITABLE MEMBER (A) TO RECEIVE ANY DIVIDEND OR INTEREST OR ANY PAYMENT OR DISTRIBUTION OF ANY KIND, INCLUDING OF ANY SHARE OF THE DISTRIBUTION OF PROFITS OR CASH OR ANY OTHER PROPERTY, OR PAYMENTS UPON DISSOLUTION, FROM THE COMPANY, OTHER THAN A RETURN OF CAPITAL AS REQUIRED ABOVE; (B) TO EXERCISE DIRECTLY OR THROUGH ANY PROXY, TRUSTEE OR NOMINEE ANY VOTING RIGHT CONFERRED BY THE MEMBER'S INTEREST IN THE COMPANY; (C) TO PARTICIPATE IN THE MANAGEMENT OF THE COMPANY; OR (D) TO RECEIVE ANY REMUNERATION IN ANY FORM FROM THE COMPANY OR FROM ANY COMPANY HOLDING A GAMING LICENSE FOR SERVICES RENDERED OR OTHERWISE.

            (b) The Company and the Securityholders acknowledge and agree that in addition to the legend set forth in 8.2(a), the following legend shall be typed on each certificate evidencing membership interests of the Company held by the Sole Member:

      THIS MEMBERSHIP INTEREST IS SUBJECT TO AN IRREVOCABLE PROXY DATED AUGUST 9, 2004 WHEREBY EQUITYCO, L.L.C. HAS GRANTED TO POST ADVISORY GROUP, L.L.C. AS, COLLATERAL AGENT, AN IRREVOCABLE PROXY TO VOTE AND TAKE OTHER ACTIONS WITH RESPECT TO THIS MEMBERSHIP INTEREST AS SET FORTH IN SAID IRREVOCABLE PROXY. A COMPLETE AND CORRECT COPY OF SUCH IRREVOCABLE PROXY IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL

      OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

      SECTION 8.3 AMENDMENT AND WAIVER. Any party may waive any provision hereof intended for its benefit in writing. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law or in equity or otherwise. This Agreement may be amended with the prior written consent of each of (a) the Company, (b) a Majority Warrant Interest, and (c) the Sole Member; provided however, that no amendment or waiver of Section 3.1 (restrictions on transfer), Section 3.2 (co-sale option), Section 3.3 (drag-along obligations), Section 3.5 (assignment), Section 4.1 (right to participate), Section 4.2 (assignment) or Section 5.6 (indemnification; contribution), Article VI (negative control), Section 7.1 (additional senior debt), Section 7.3 (put right), this Section 8.3 (amendment and waiver), or
Section 8.14 (term), shall be effective against any Mezzanine Investor that is adversely affected by such amendment or waiver and that does not consent to such amendment or waiver; provided, further, no amendment or waiver of this Agreement shall be effective against any party that is adversely affected by such amendment or waiver unless such party consents to such amendment or waiver.

      SECTION 8.4 NOTICES. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given, delivered and received (a) if delivered personally or (b) if sent by facsimile, registered or certified mail (return receipt requested) postage prepaid, or by courier guaranteeing next day delivery, in each case to the party to whom it is directed at the following addresses (or at such other address for any party as shall be specified by notice given in accordance with the provisions hereof, provided that notices of a change of address shall be effective only upon receipt thereof). Notices delivered personally shall be effective on the day so delivered, notices sent by registered or certified mail shall be effective three days after mailing, notices sent by facsimile shall be effective when receipt is acknowledged, and notices sent by courier guaranteeing next day delivery shall be effective on the earlier of the second Business Day after timely delivery to the courier or the day of actual delivery by the courier:

If to the Company:                   MezzCo, L.L.C.
                                     c/o OpBiz, L.L.C.
                                     3667 Las Vegas Boulevard South
                                     Las Vegas, NV  89109
                                     Attention: Joshua Revitz c/o Debbie Faint
                                     Facsimile No.: (702) 785-5080

                    With a copy to:  Jones Day
                                     2727 North Harwood Street
                                     Dallas, TX  75201-1515
                                     Attention: Michael Weinberg, Esq.
                                     Facsimile No.: (214) 969-5100

                                     Bay Harbour Management, L.C.

                                     885 Third Avenue, 34th Floor
                                     New York, New York  10022
                                     Attention:  Joshua Revitz
                                     Facsimile No.:  (212) 371-7497

If to any Mezzanine Investor:        To the address specified on the signature
                                     page hereto for such Mezzanine Investor

                    With a copy to:  Goodwin Procter LLP
                                     Exchange Place
                                     53 State Street
                                     Boston, MA  02109
                                     Attention:  Steven M. Ellis, Esq.
                                     Facsimile No.:  (617) 523-1231

If to the Non-Mezz Investors:        At such address is as found in the
                                     Company's records

                    With a copy to:  Jones Day
                                     2727 North Harwood Street
                                     Dallas, TX  75201-1515
                                     Attention: Michael Weinberg, Esq.
                                     Facsimile No.: (214) 969-5100

If to the Senior Agent:

                                     The Bank of New York
                                     Asset Solutions Division
                                     600 East Las Colinas Blvd.
                                     Suite 1300
                                     Irving, Texas  75039
                                     Attention:  Steve Jerard
                                     Facsimile No.:  (972) 401-8557

                    With a copy to Risk Management at the above address.

                    With copies to:

                                     Kaye Scholer LLP
                                     3 First National Plaza
                                     Suite 4100
                                     70 West Madison Street
                                     Chicago, IL  60602-4231311
                                     Attention:  Michael Solow, Esq.
                                     Facsimile No.:  (312) 583-2360

                                     Kaye Scholer LLP
                                     1999 Avenue of the Stars

                                     Suite 1600
                                     Los Angeles, CA  90067
                                     Attention:  Michael Santoro, Esq.
                                     Facsimile No.:  (310) 229-1895

      SECTION 8.5 HEADINGS. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

      SECTION 8.6 COUNTERPARTS; FACSIMILES. This Agreement may be executed in one or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

      SECTION 8.7 REMEDIES; SEVERABILITY. It is specifically understood and agreed that any breach of the provisions of this Agreement by any Person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other legal or equitable remedies which they may have, such other parties, to the extent permitted by law, shall be entitled to equitable relief (including, without limitation, specific performance) without any requirement as to the posting of any bond or other indemnity securing such remedy, and the Company may refuse to recognize any unauthorized Transferee as one of its members for any purpose, including, without limitation, for purposes of dividend and voting rights, until the relevant party or parties have complied with all applicable provisions of this Agreement.

      In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

      SECTION 8.8 ENTIRE AGREEMENT; NO CONFLICT. This Agreement is intended by the parties as a final expression of their agreement and intended to be complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. Except as specifically provided herein, this Agreement and the other agreements specifically contemplated hereby (including the exhibits hereto) supersede all prior agreements and understandings between the parties with respect to such subject matter.

      SECTION 8.9 ADJUSTMENTS. All references to unit prices and amounts herein shall be equitably adjusted to reflect splits, dividends, recapitalizations and similar changes affecting the capital interests of the Company.

      SECTION 8.10 LAW GOVERNING. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York (without giving effect to principles of conflicts of law). Each party also waives trial by jury in any action relating to this Agreement. Nothwithstanding the foregoing, matters of law in this Agreement that are (x) related to gaming in Nevada shall be governed by the Gaming Laws and (y) related to limited liability companies organized under Nevada law shall be governed by applicable provisions of Nevada law.

      SECTION 8.11 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto as contemplated herein, and any successor to the Company by way of merger or otherwise shall specifically agree to be bound by the terms hereof as a condition of such successor. The rights of the Mezzanine Investors hereunder shall be assignable to Transferees of their Securities as contemplated herein.

      SECTION 8.12 CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

THE COMPANY, EACH SECURITYHOLDER AND EACH OTHER PARTY HERETO AGREE THAT NONE OF THEM NOR ANY TRANSFEREE, ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS AGREEMENT OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE COMPANY, EACH SECURITYHOLDER AND EACH OTHER PARTY HERETO HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE, MULTIPLE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE COMPANY, EACH SECURITYHOLDER AND EACH OTHER PARTY HERETO WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HERETO HAS AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

THE COMPANY, EACH SECURITYHOLDER AND EACH OTHER PARTY HERETO IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE SECURITIES. TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE COMPANY, EACH SECURITYHOLDER AND EACH OTHER PARTY HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

      SECTION 8.13 NO THIRD PARTY BENEFICIARIES. Except as expressly provided herein, no person not a party hereto shall have any rights under this Agreement.

      SECTION 8.14 TERM. Except for Articles III, IV and VI hereof, which terminate as provided therein, this Agreement shall remain in effect until the earlier to occur of (i) such time as the parties hereto agree in writing and
(ii) with respect to any Mezzanine Investor, such time as such Mezzanine Investor is no longer a holder of any Securities; provided, however, that any provision with respect to the payment of expenses or indemnification obligations of any party, and the provisions of Article VIII hereof, shall survive the termination of this Agreement.

      SECTION 8.15 LENDER WARRANTS. For the avoidance of doubt, none of the provisions of this Agreement shall restrict the issuance of the Lenders Warrants or the transfer of the Lender Warrants to any Person or otherwise restrict any holder of Lender Warrants from exercising the Lender Warrants or acquiring or transferring any Equity Interest upon or following the exercise thereof.

      SECTION 8.16 OPBIZ ACKNOWLEDGMENT.The acknowledgment of OpBiz to this Agreement is made solely to acknowledge the provisions of Article VI and Section
7.1 hereof, and is subject to the Intercreditor Agreement (Senior Debt).

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed as of the date first set forth above.

                                      THE COMPANY:

                                      MezzCo, L.L.C.,
                                      a Nevada limited liability company

                                      By:    EquityCo, L.L.C.,
                                             a Nevada limited liability company,
                                             its sole member

                                           By:   /s/  Douglas P. Teitelbaum
                                                 -----------------------------
                                           Name: Douglas P. Teitelbaum
                                           Title: Manager

                                      SOLE MEMBER:

                                      EquityCo, L.L.C.,
                                      a Nevada limited liability company

                                           By:   /s/  Douglas P. Teitelbaum
                                                 -----------------------------
                                           Name: Douglas P. Teitelbaum
                                           Title: Manager

SOLELY TO ACKNOWLEDGE AND AGREE TO
THE PROVISIONS OF ARTICLE VI AND SECTION 7.1

OpBiz, L.L.C.,
a Nevada limited liability company

By:    MezzCo, L.L.C.,
       a Nevada limited liability company,
       its sole member

      By:   EquityCo, L.L.C.,
            a Nevada limited liability company,
            its sole member

                 By:   /s/  Douglas P. Teitelbaum
                       ------------------------------
                 Name: Douglas P. Teitelbaum
                 Title: Manager

                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

SOLELY TO ACKNOWLEDGE AND AGREE TO
THE PROVISIONS OF SECTION 2.1, SECTION 3.2(F), SECTION 5.2, SECTION 5.10,
ARTICLE VI, SECTION 7.1 AND SECTION 7.5

BH/RE, L.L.C.

By:    /s/  Douglas P. Teitelbaum
       ------------------------------
Name:  Douglas P. Teitelbaum
Title: Manager

By:    /s/  Robert Earl
       ------------------------------
Name:  Robert Earl
Title: Manager

SOLELY TO ACKNOWLEDGE AND AGREE TO
THE PROVISIONS OF SECTION 2.1, SECTION 3.2(F), SECTION 5.2, AND ARTICLE VI:

/s/  Douglas P. Teitelbaum
-------------------------------------
Douglas P. Teitelbaum, individually

/s/  Robert Earl
-------------------------------------
Robert Earl, individually

                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                      MEZZANINE INVESTORS:

                                        POST TOTAL RETURN FUND, L.P.

                                        By: Post Advisory Group, L.L.C.,
                                            its General Partner

                                        By: /s/ Lawrence A. Post
                                            --------------------------
                                            Name:  Lawrence A. Post
                                            Title: Chief Investment Officer

                                        ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                        11755 Wilshire Boulevard, Suite 1400
                                        Los Angeles, CA 90025

                                        POST TOTAL RETURN OFFSHORE
                                        FUND, LTD.

                                        By: Post Advisory Group, L.L.C.,
                                            its Authorized Agent

                                        By: /s/ Lawrence A. Post
                                            --------------------------
                                            Name:  Lawrence A. Post
                                            Title: Chief Investment Officer

                                        ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                        c/o Post Advisory Group, L.L.C.
                                        11755 Wilshire Boulevard, Suite 1400
                                        Los Angeles, CA 90025

                                        POST OPPORTUNITY FUND, L.P.

                                        By: Post Advisory Group, L.L.C.,
                                            its General Partner

                                        By: /s/ Lawrence A. Post
                                            --------------------------
                                            Name:  Lawrence A. Post
                                            Title: Chief Investment Officer

                                        ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                        11755 Wilshire Boulevard, Suite 1400
                                        Los Angeles, CA 90025

                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                        SOUTH DAKOTA INVESTMENT COUNCIL

                                        By: Post Advisory Group, L.L.C., its
                                            Authorized Agent

                                        By: /s/ Lawrence A. Post
                                            ---------------------------------
                                            Name:  Lawrence A. Post
                                            Title: Chief Investment Officer

                                        ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                        c/o Post Advisory Group, L.L.C.
                                        11755 Wilshire Boulevard, Suite 1400
                                        Los Angeles, CA 90025

                                        DB DISTRESSED OPPORTUNITIES FUND, LTD.

                                        By: Post Advisory Group, L.L.C., its
                                            Authorized Agent

                                        By: /s/ Lawrence A. Post
                                            ---------------------------------
                                            Name:  Lawrence A. Post
                                            Title: Chief Investment Officer

                                        ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                        c/o Post Advisory Group, L.L.C.
                                        11755 Wilshire Boulevard, Suite 1400
                                        Los Angeles, CA 90025


                                        DB DISTRESSED OPPORTUNITIES FUND, L.P.

                                        By: Post Advisory Group, L.L.C., its
                                            Authorized Agent

                                        By: /s/ Lawrence A. Post
                                            ---------------------------------
                                            Name:  Lawrence A. Post
                                            Title: Chief Investment Officer

                                        ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                        c/o Post Advisory Group, L.L.C.
                                        11755 Wilshire Boulevard, Suite 1400
                                        Los Angeles, CA 90025

                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                        MW POST PORTFOLIO FUND, LTD.

                                        By:    Post Advisory Group, L.L.C., its
                                               Authorized Agent

                                        By:    /s/ Lawrence A. Post
                                               ---------------------------------
                                               Name:  Lawrence A. Post
                                               Title: Chief Investment Officer

                                        ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                        c/o Post Advisory Group, L.L.C.
                                        11755 Wilshire Boulevard, Suite 1400
                                        Los Angeles, CA 90025

                                        MW POST OPPORTUNITY OFFSHORE FUND, LTD.

                                        By: Post Advisory Group, L.L.C., its
                                            Authorized Agent

                                        By: /s/ Lawrence A. Post
                                            ---------------------------------
                                            Name:  Lawrence A. Post
                                            Title: Chief Investment Officer

                                        ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                        c/o Post Advisory Group, L.L.C.
                                        11755 Wilshire Boulevard, Suite 1400
                                        Los Angeles, CA 90025

                                        HFR DS OPPORTUNITY MASTER TRUST

                                        By: Post Advisory Group, L.L.C.,
                                            its Authorized Agent

                                        By: /s/ Lawrence A. Post
                                            ---------------------------------
                                            Name:  Lawrence A. Post
                                            Title: Chief Investment Officer

                                        ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                        c/o Post Advisory Group, L.L.C.
                                        11755 Wilshire Boulevard, Suite 1400
                                        Los Angeles, CA 90025

                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                        SPHINX DISTRESSED FUND SPC

                                        By: Post Advisory Group, L.L.C., its
                                            Authorized Agent

                                        By: /s/ Lawrence A. Post
                                            ---------------------------------
                                            Name:  Lawrence A. Post
                                            Title: Chief Investment Officer

                                        ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                        c/o Post Advisory Group, L.L.C.
                                        11755 Wilshire Boulevard, Suite 1400
                                        Los Angeles, CA 90025

                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                        CANYON CAPITAL ADVISORS, L.L.C.

                                        By: /s/ Chris Evensen
                                            ---------------------------------
                                            Name:  Chris Evensen
                                            Title: Authorized Signatory

                                        ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                        9665 Wilshire Boulevard, Suite 200
                                        Beverly Hills, CA 90212

                                        CANPARTNERS INVESTMENTS IV, L.L.C.

                                        By: /s/ Chris Evensen
                                            ---------------------------------
                                            Name:  Chris Evensen
                                            Title: Authorized Signatory

                                        ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                        c/o Canyon Capital Advisors, L.L.C.
                                        9665 Wilshire Boulevard, Suite 200
                                        Beverly Hills, CA 90212

                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                               CONTINENTAL CASUALTY COMPANY

                               By: /s/  Marilou R. McGin
                                   ---------------------------------
                                   Name:  Marilou R. McGin
                                   Title: Vice President and Assistant Treasurer

                                   ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                   333 South Wabash Avenue - 23 South
                                   Chicago, IL 60685

                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                 JOHN HANCOCK HIGH YIELD FUND

                                 By: /s/ Ismail Gunes
                                     -------------------------------
                                     Name:  Ismail Gunes
                                     Title: Vice President Investment Operations

                                     ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                     101 Huntington Avenue
                                     Boston, MA 02199


                                     Notification for Future corporate actions etc. (both required):
                                     John Hancock High Yield Fund
                                     C/O Bank of New York Securities Department
                                     P.O. Box 11,203
                                     New York, NY 10249
                                     FAX (617) 330-6583

                                     John Hancock High Yield Fund
                                     C/O John Hancock Advisers, LLC
                                     Attn: Investment Operations, 7th Floor
                                     Private Placement Corporate Actions
                                     101 Huntington Avenue
                                     Boston, MA 02199-7603
                                     FAX (617) 375-4808

                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                     ANDOVER CAPITAL PARTNERS LP

                                     By: /s/ David Glancy
                                         -------------------------------
                                         Name:  David Glancy
                                         Title: Managing Partner of the General
                                         Partner

                                     ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                     300 Brickstone Square, Suite 1004
                                     Andover, MA 01810
                                     Attention: Mr. Brian Kobelski

                                     WITH A COPY TO:
                                     Morgan Stanley
                                     1221 Avenue of the Americas, 28th Floor
                                     New York, NY 10020
                                     Attention: Mr. John Marino

                                     ANDOVER CAPITAL OFFSHORE
                                     PARTNERS LTD.

                                     By: /s/ David Glancy
                                         -------------------------------
                                         Name:  David Glancy
                                         Title: Managing Partner of the Advisor

                                     ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                     300 Brickstone Square, Suite 1004
                                     Andover, MA 01810
                                     Attention: Mr. Brian Kobelski

                                     WITH A COPY TO:
                                     Morgan Stanley
                                     1221 Avenue of the Americas, 28th Floor
                                     New York, NY 10020
                                     Attention: Mr. John Marino

                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                     COCHRAN ROAD, LLC

                                     By: /s/ Steven Golub
                                         -------------------------------
                                         Name:  Steven Golub
                                         Title: Attorney-in-Fact

                                     ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                     225 Broadway, Suite 1515
                                     New York, NY 10007

                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                     YORK CREDIT OPPORTUNITIES FUND, L.P.

                                     By: /s/ Adam J. Semler
                                         -------------------------------
                                         Name:  Adam J. Semler
                                         Title: Chief Financial Officer

                                         ADDRESS FOR NOTICES UNDER SECTION 8.4
                                         390 Park Avenue, 15th Floor
                                         New York, NY 10022

                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                         /s/ Jeffrey D. Benjamin
                                         -------------------------------
                                         JEFFREY D. BENJAMIN

                                         ADDRESS FOR NOTICES UNDER SECTION 8.4:
                                         133 East 64th Street
                                         New York, NY 10021

                 [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]